UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 17, 2006

(Date of earliest event reported)

PEMSTAR INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-31223

Minnesota	41-1771227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3535 Technology Drive N.W.

Rochester, Minnesota 55901

(Address of principal executive offices, including zip code)

(507) 288-6720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 17, 2006, PEMSTAR Inc. (the “Company”) participated in an investors’ conference call with Benchmark Electronics, Inc. (“Benchmark”) to discuss the proposed combination of Benchmark and the Company. A transcript of the call is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), except to the extent as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 17, 2006, the Company participated in an investors’ conference call with Benchmark to discuss the proposed combination of Benchmark and the Company. A transcript of the call is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the 1934 Act, except to the extent as shall be expressly set forth by specific reference in such filing.

Exhibit 99.1 may be deemed to be solicitation material pursuant to Rule 14a-12 under the 1934 Act.

* * *

FORWARD-LOOKING STATEMENTS

This document includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, for example, statements regarding benefits of the proposed merger, the likelihood and timing of the closing of the proposed merger, integration plans and expected synergies and anticipated future financial and operating performance and results, including estimates for growth. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance are not statements of historical facts and may be forward-looking.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include, for example, the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Pemstar Inc.’s shareholders to approve the transaction; the risk that the businesses will not be integrated successfully or that anticipated synergies will not be achieved or will take longer to achieve than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or governmental entities; unexpected transaction costs or liabilities; economic conditions; and other specific factors discussed in documents filed with the SEC by both Pemstar Inc. and Benchmark Electronics, Inc.

ADDITIONAL INFORMATION

This communication may be deemed to be a solicitation of a proxy from any security holder of Pemstar Inc. Benchmark Electronics, Inc. intends to file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement of Pemstar Inc. that also constitutes a prospectus of Benchmark Electronics, Inc., which will be sent to the shareholders of Pemstar Inc. Shareholders are urged to read the proxy statement/prospectus and any other relevant document when they become available, because they will contain important information about Benchmark Electronics, Inc., Pemstar Inc. and the proposed transaction. A definitive proxy statement will be sent to shareholders of Pemstar Inc. seeking approval of the proposed transaction. The proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Pemstar Inc., upon written request to Pemstar Inc., 3535 Technology Drive, N.W., Rochester, Minnesota 55901, or by calling (507) 280-2385.

PARTICIPANTS IN THE PROPOSED TRANSACTION

Pemstar Inc. and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Pemstar Inc. may be found in its 2006 Annual Report on Form 10-K filed with the SEC on June 23, 2006 and definitive proxy statement relating to its 2006 Annual Meeting of Shareholders filed with the SEC on June 30, 2006. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Transcript of the Conference Call

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEMSTAR INC.

By:	/s/ Gregory S. Lea
Gregory S. Lea, Executive Vice President and Chief Financial Officer

Date:	October 18, 2006

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EXHIBIT INDEX

99.1	Transcript of the Conference Call

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